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         SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                        ---------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                          ---------------------------------


                                 Date of Report

                                January 27, 2004
                     (Date of earliest event reported)


                           BankAtlantic Bancorp, Inc.
              (Exact name of registrant as specified in its Charter)


                 Florida                                           34-027228
--------------------------------------       -----------------------------
    (State of other jurisdiction or            (Commission File Number)
     incorporation or organization)



        1750 East Sunrise Blvd.
        Ft. Lauderdale, Florida                                33304
--------------------------------------            -----------------------------
(Address of principal executive offices)              (Zip Code)

                                       65-0507804
                     --------------------------------------
                        (IRS Employer Identification No.)




                                       (954) 760-5000
              (Registrant's telephone number, including area code)

                                        Not Applicable
          (Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition

     The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. On January 27, 2004, BankAtlantic Bancorp, Inc. (the "Company") issued a press release announcing its financial results for the quarter and year ended December 31, 2003. The press release, and accompanying financial tables and deposit graphs are attached hereto as Exhibit 99.1and are incorporated herein by reference. In addition to financial results determined in accordance with generally accepted accounting principles ("GAAP"), the press release also contains financial information determined by methods other than in accordance with GAAP. The Company's management uses these non-GAAP measures, which it defines as "operating" measures, in their analysis of the Company's performance. These "operating" measures adjust GAAP income before discontinued operations, extraordinary item and cumulative effect of a change in accounting principle to exclude the effects of unusual items, such as restructuring charges and write downs, costs associated with debt redemptions, acquisition and conversion related charges, impairment of equity securities and other items we believe are not indicative of our on-going operations. The Company believes that these non-GAAP operating measures supplement our GAAP financial information and provide useful measures of evaluating the Company's operating results and any related trends that may be affecting the Company's business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     BANKATLANTIC BANCORP, INC.

                                                      By: /s/ JAMES A. WHITE
                                                      -------------------------
                                                         James A. White
                                                     Executive Vice President
                                                     - Chief Financial Officer


Dated: January 27, 2004

EXHIBIT INDEX


Exhibit         Description
-------         -----------

99.1           Press Release dated January 27, 2004